Notes Payable to Shareholders	8 Months Ended
Sep. 30, 2012
Notes Payable To Shareholders [Abstract]
Notes Payable To Shareholders

Note 5 — Notes Payable to Shareholders

The Company issued an aggregate of $100,000 principal amount unsecured promissory notes to its officers and directors on April 15, 2012. The notes were non-interest bearing and were payable on the earlier of (i) April 15, 2013, (ii) the consummation of the Public Offering or (iii) the date on which the Company determines not to proceed with the Public Offering. Due to the short-term nature of the notes, the fair value of the notes approximated the carrying amount.  The Company repaid these notes following the Public Offering